Events After the Reporting Period	12 Months Ended
Jun. 30, 2024
Events After the Reporting Period [Abstract]
EVENTS AFTER THE REPORTING PERIOD

33.    EVENTS AFTER THE REPORTING PERIOD

On 2 June 2023, European Lithium Ltd (ASX: EUR) announced the execution of a binding term sheet with Obeikan Investment Group (Obeikan) to build and operate a hydroxide plant in Saudi Arabia (JV Term Sheet). The 50/50 Joint Venture (JV) will be geared towards developing, constructing and commissioning a lithium hydroxide processing plant, and operating the plant for the conversion of lithium spodumene concentrate from the Wolfsberg Project in stages. Under the terms of the JV Term Sheet, EUR agreed to procure the assignment of its rights and obligations under the JV Term Sheet to Critical Metals or one of its wholly owned subsidiaries, subject to approval by the CRML Board. Subsequent to the year end on 4 July 2024, EUR announced that Obeikan has agreed to a deed of assignment and entered into the shareholder agreement for the development and operation of the plant. On July 9, 2024, CRML accepted the assignment of EUR’s interest in the Joint Venture. In connection with such assignment, the Company and Obeikan entered into the Shareholders Agreement related to the Joint Venture. Obeikan has agreed to ratify the Shareholders Agreement to form a joint venture with the Company related to the development and construction of a lithium hydroxide processing plant in the Kingdom of Saudi Arabia to process spodumene concentrate produced from the Company’s Wolfsberg Project located in Austria.

On 1 July 2024, the Company issued 1,285,000 RSU’s which vest in full on 1 July 2025, subject to the participant not experiencing a termination of employment or services with the Company or its subsidiaries on or prior to the vesting date (refer note 25).

On 24 July 2024, the Company announced the completion of stage 1 investment in the Tanbreez Project. CRML now holds a 42% equity interest in the Tanbreez Project.

Since 1 July 2024 to the date of authorising these accounts, European Lithium Ltd provided funding of $1.1m (A$1.7 million) to the Company.

On 27 September 2024, CRML entered into a third letter agreement with GEM Global Yield LLC SCS (GEM Global) and GEM Yield Bahamas Ltd. (GYBL) to extinguish the existing arrangement in respect to the Commitment Fee Put Amount of $3,020,000 (refer to note 15 in the financial statements). Under the new agreement, CRML is obliged to deliver a cash payment of US$3,500,000 (Revised Amount) to GEM Global within one business day following the consummation by CRML of a capital raising transaction provided that the gross proceeds received by CRML in connection with the capital raising transaction are equal to or greater than $15,000,000. If the gross proceeds received by CRML in connection with the capital raising transaction are less than $15,000,000, CRML shall deliver (i) a cash payment of $1,750,000 to GEM Global within one business day following the consummation by CRML of the Equity Capital Raise, and (ii) a cash payment of $1,750,000 (the Deferred Payment) to GEM Global on or before the 90th day following the Equity Capital Raise. If CRML does not deliver the Deferred Payment by the 90th day following the capital raising transaction, CRML shall incur a penalty of $10,000 per day, payable in USD, which penalty shall be added to the deferred payment amount until paid by CRML. If CRML does not consummate a capital raising transaction by 31 December 2024, CRML shall owe the revised amount of $3,500,000 and such amount shall incur interest at a 10% annual rate (which interest shall begin on the Commitment Fee Put Date and continue until such revised amount is paid).

No other matters or circumstances have arisen since the end of the financial year which significantly altered or may significantly alter the operations of the Company, the results of those operations or the state of affairs of the Company in financial years subsequent to 30 June 2024.